--------------------------------------------------------------------------------
           THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/Laurence D. Fink                                     /s/Ralph L. Schlosstein
-------------------                                     -----------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock New York Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the
Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and New York State and City income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

                                             -----------------------------------------------------------------------
                                                6/30/98      12/31/97        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                   $16.0625       $15.8750       1.18%          $16.3750      $15.4375
--------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                         $16.47         $16.53        (0.36%)         $16.75        $16.21
--------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

       After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      New York State's economy remained strong over the past six months and the State's fiscal year 1998 budget surplus is projected at $1.9 billion. Wall Street's prosperity, fueled by the continued bull market, has resulted in increased tax revenues that have contributed to the State's income growth. These increased revenues have mitigated the impact of Governor Pataki's tax cuts; further tax reductions have been proposed to make New York State more economically competitive.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.69% (as measured by the LEHMAN BROTHERS MUNICIPAL INDEX) versus the LEHMAN BROTHERS AGGREGATE INDEX'S 3.91% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investor focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The credit quality of most issuers remains strong, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. We have continued to minimize trading activity in the Trust during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that waiting to restructure the portfolio in a higher interest rate environment remains the most prudent strategy.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
SECTOR                                     JUNE 30, 1998   DECEMBER 31, 1997
--------------------------------------------------------------------------------
Transportation                                  26%               26%
--------------------------------------------------------------------------------
County, City and State                          21%               21%
--------------------------------------------------------------------------------
Water & Sewer                                   14%               14%
--------------------------------------------------------------------------------
Lease Revenue                                   13%               13%
--------------------------------------------------------------------------------
Hospital                                        10%               10%
--------------------------------------------------------------------------------
Tax Revenue                                      6%                6%
--------------------------------------------------------------------------------
Housing                                          5%                5%
--------------------------------------------------------------------------------
Other                                            5%                5%
--------------------------------------------------------------------------------

      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's neutral interest rate policy has allowed the Trust's leverage costs to remain reasonable. At the present, we believe that leverage will continue to positively contribute to the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock New York Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/Robert S. Kapito                    /s/Kevin Klingert
-------------------                    -----------------
Robert S. Kapito                       Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BLN
--------------------------------------------------------------------------------
Initial Offering Date:                                        September 18, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/98:                                  $16.0625
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/98:                                      $16.47
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/98 ($16.0625)1:               5.32%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:2                      $0.07125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:2                   $0.855
--------------------------------------------------------------------------------



-----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution is not constant and is subject to change.


---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                           OPTION
            AMOUNT                                                                              CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--143.7%
                     NEW YORK--140.8%
   AAA     $ 1,075   Babylon, G.O., Ser. A, 5.875%, 1/15/09, AMBAC .....................   01/04 at 102    $ 1,160,946
   AAA         785   Erie Cnty., Ser. B, 5.70%, 5/15/08, MBIA ..........................   05/04 at 102        847,486
                     Met. Trans. Auth. Rev., MBIA,
   AAA       2,500      Commuter Fac., Ser. A, 6.10%, 7/01/08 ..........................   No Opt. Call      2,828,675
   AAA      26,075      Ser. K, 6.00%, 7/01/08 .........................................   No Opt. Call     29,182,879
                     Mt. Sinai Union Free Sch. Dist. Rev., AMBAC,
   AAA         935      6.00%, 2/15/08 .................................................   No Opt. Call      1,048,415
   AAA         930      6.10%, 2/15/09 .................................................   No Opt. Call      1,051,532
   AAA       1,075      6.10%, 2/15/10 .................................................   No Opt. Call      1,220,490
   AAA      10,500   Mun. Asst. Corp., City of New York, Ser. A, 6.00%, 7/01/08, FGIC ..   07/01 at 100     10,959,270
   AAA       2,060   Nassau Cnty. G.O., Ser. N, 6.125%, 10/15/02+, AMBAC ...............         N/A         2,272,129
                     New York City, G.O.,
   AAA      10,000      Ser. B, 6.25%, 10/01/08, FSA ................................... 10/02 at 101.5     10,827,400
   AAA       5,500      Ser. C, 6.00%, 8/01/09, AMBAC .................................. 08/02 at 101.5      5,848,480
   AAA       4,120      Ser. C-1, 6.25%, 8/01/02+, FSA .................................        N/A          4,506,003
   AAA       4,950      Ser. C-1, 6.375%, 8/01/02+, MBIA ...............................        N/A          5,436,733
   AAA          50      Ser. C-1, 6.375%, 8/01/08, MBIA ................................ 08/02 at 101.5         54,245
   AAA          95      Ser. C-1, 6.25%, 8/01/10, FSA .................................. 08/02 at 101.5        102,076
   AAA       3,000      Ser. D, 5.75%, 8/15/07, MBIA ................................... 08/03 at 101.5      3,199,950
   AAA       6,895      Ser. E, 6.20%, 8/01/08, MBIA ...................................   No Opt. Call      7,779,077
                     New York City Hlth. & Hosp. Corp. Rev.,
   AAA       6,000      5.60%, 2/15/08, CONNIE LEE .....................................   02/03 at 102      6,369,600
   AAA       2,750      Ser. A, 6.00%, 2/15/07, CAPMAC .................................   02/03 at 102      2,969,532
                     New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys., Ser. A,
   AAA      11,500      Zero Coupon, 6/15/09, MBIA .....................................   No Opt. Call      6,932,545
   AAA      11,560      6.15%, 6/15/07, FGIC ........................................... 06/02 at 101.5     12,447,808
   AAA       1,710      6.00%, 6/15/08, FGIC ...........................................   No Opt. Call      1,910,121
   AAA       2,000      5.50%, 6/15/11, AMBAC .......................................... 06/02 at 101.5      2,095,860
                     New York St., G.O., AMBAC,
   AAA       4,030      6.75%, 8/01/07 .................................................   08/01 at 102      4,374,323
   AAA       1,000      5.50%, 6/15/09 .................................................   06/03 at 102      1,054,720
                     New York St. Dorm. Auth. Rev.,
   AAA       1,185      City Univ., 6.125%, 7/01/04+, AMBAC ............................         N/A         1,323,100
   AAA       1,965      City Univ., 6.125%, 7/01/08, AMBAC .............................   07/04 at 102      2,153,129
   AAA       5,375      New York Univ., 6.25%, 7/01/09, FGIC ...........................   07/01 at 102      5,752,594
   AAA       1,600      St. Univ. Ed. Fac., 5.50%, 5/15/07, FGIC .......................   No Opt. Call      1,717,360
   AAA       2,500      St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, AMBAC ..............   No Opt. Call      2,689,875
   AAA       6,000      St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, CONNIE LEE .........   No Opt. Call      6,460,620
   AAA       5,000      St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, FGIC ...............   No Opt. Call      5,379,750
   AAA       5,000      St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/09, AMBAC ..............   No Opt. Call      5,387,950
   AAA       1,800      Union Coll., 5.75%, 7/01/10, FGIC ..............................   07/02 at 102      1,890,558
   AAA         500      W K Nursing Home, 5.65%, 8/01/09, FHA ..........................   08/06 at 102        533,800
   AAA       5,000   New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.60%, 5/15/08 ..   11/04 at 102      5,694,500
                     New York St. Hsg. Fin. Agcy. Rev.,
   AAA       1,985      Hsg. Proj. Mtge., Ser A., 5.80%, 5/01/09, FSA ..................   05/06 at 102      2,130,639
   AAA       4,910      Hsg. Proj. Mtge., Ser A., 5.80%, 11/01/09, FSA .................   05/06 at 102      5,270,247
   AAA       4,565      Multifamily Mtge. Hsg, Ser C., 6.30%, 8/15/08, FHA .............   08/02 at 102      4,911,210

                       See Notes to Financial Statements.


                                       5




---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                               PROVISIONS++    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------


                     New York St. Med. Care Fac. Fin. Agcy. Rev.,
   AAA     $ 3,000      Mental Hlth. Fac., 5.25%, 8/15/07, FGIC ........................   02/04 at 102    $ 3,163,440
   AAA       6,190      Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/08, AMBAC .......   08/02 at 102      6,678,267
   AAA       5,000      New York Hosp., Ser. A, 6.50%, 2/15/05+, AMBAC .................         N/A         5,717,700
   AAA         250   New York St. Pwr. Auth. Rev., Series CC, 5.125%, 1/01/11, MBIA ....   No Opt. Call        259,948
                     New York St. Thruway Auth. Rev.,
   AAA       1,000      Hwy. & Brdg. Trust Fund, Ser. B, 6.00%, 4/01/04+, FGIC .........         N/A         1,106,590
   AAA       5,000      Hwy. & Brdg. Trust Fund, Ser. A, 5.625%, 4/01/08, AMBAC ........   04/04 at 102      5,394,700
   AAA      10,060      Ser. A, 5.875%, 1/01/02+, FGIC .................................         N/A        10,815,949
   AAA       6,940      Service Contract, 5.75%, 4/01/09, MBIA .........................   04/04 at 102      7,476,254
                     New York St. Urban Dev. Corp. Rev., Correctional Fac.,
   AAA       1,750      5.625%, 1/01/07, AMBAC .........................................   01/03 at 102      1,868,178
   AAA       1,460      5.625%, 1/01/07, FSA ...........................................   01/03 at 102      1,555,513
   AAA       2,000      Ser. A, 5.50%, 1/01/09, AMBAC ..................................   No Opt. Call      2,152,800
   AAA       2,055   Port Auth. of New York & New Jersey, Seventy-Second Ser.,
                        7.40%,10/01/02+, AMBAC .........................................         N/A         2,335,939
                     Suffolk Cnty, G.O., FGIC,
   AAA         620      Ser. B, 6.00%, 5/01/07 .........................................   05/02 at 102        666,116
   AAA         615      Ser. B, 6.05%, 5/01/08 .........................................   05/02 at 102        661,365
   AAA         465      Ser. C, 6.00%, 6/15/07 .........................................   06/02 at 102        506,794
   AAA         430      Ser. C, 6.05%, 6/15/08 .........................................   06/02 at 102        469,195
   AAA       5,000   Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest,
                        6.00%, 2/01/08, FGIC ...........................................   No Opt. Call      5,583,900
                     Suffolk Cnty. Wtr. Auth. Rev., Ser. C, AMBAC,
   AAA       1,285      5.75%, 6/01/02+ ................................................         N/A         1,384,074
   AAA       1,675      5.75%, 6/01/08 .................................................   06/02 at 102      1,780,358
                     Triborough Brdg. & Tunl. Auth. Rev.,
   AAA       8,110      6.20%, 1/01/08, FGIC ........................................... 01/02 at 101.5     8,695,055
   AAA       6,500      6.25%, 1/01/12, AMBAC .......................................... 01/02 at 101.5     6,981,520
   AAA       7,500      Ser. X, 6.00%, 1/01/07, AMBAC ..................................   No Opt. Call      7,888,800
                                                                                                          ------------
                                                                                                           260,918,082
                                                                                                          ------------
                     PUERTO RICO--2.9%
   AAA       5,000   Puerto Rico Comnwlth. G.O., Ser. A, 6.25%, 7/01/10, FSA ........... 07/02 at 101.5     5,356,100
                                                                                                          ------------
                     TOTAL INVESTMENTS--143.7% (COST $241,780,351) .....................                   266,274,182
                     Other assets in excess of liabilities--2.5% .......................                     4,588,099
                     Liquidation value of preferred stock--(46.2)% .....................                   (85,500,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................                  $185,362,281
                                                                                                          ============


-------------------------
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + This bond is prerefunded. See glossary for definition.

++ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

========================================================================================================================
                              THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
             AMBAC -- American Municipal Bond Assurance Corporation    FGIC-- Financial Guaranty Insurance Company
            CAPMAC -- Capital Markets Assurance Corporation             FSA-- Financial Security Assurance
        CONNIE LEE -- College Construction Loan Insurance Association  G.O.-- General Obligation Bond
               FHA -- Federal Housing Administration                   MBIA-- Municipal Bond Insurance Association
                                                                     P.C.R.-- Pollution Control Revenue
========================================================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $241,780,351)
  (Note 1) ...............................  $266,274,182
Interest receivable ......................     5,097,415
Other assets .............................        13,105
                                            ------------
                                             271,384,702
                                            ------------
LIABILITIES
Due to custodian                                 223,747
Investment advisory fee payable (Note 2) .        78,181
Dividends payable--preferred stock .......        44,718
Administration fee payable (Note 2) ......        22,337
Other accrued expenses ...................       153,438
                                            ------------
                                                 522,421
                                            ------------
NET INVESTMENT ASSETS ....................  $270,862,281
                                            ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................  $    112,571
    Paid-in capital in excess of par .....   156,370,725
    Preferred stock (Note 4) .............    85,500,000
                                            ------------
                                             241,983,296
  Undistributed net investment income ....     4,434,083
  Accumulated net realized loss ..........       (48,929)
  Net unrealized appreciation ............    24,493,831
                                            ------------
  Net investment assets, June 30, 1998 ...  $270,862,281
                                            ============
  Net assets applicable to common
    shareholders .........................  $185,362,281
                                            ============
Net asset value per common share:
  ($185,362,281  / 11,257,093 shares of
  common stock issued and outstanding) ...        $16.47
                                                  ======



--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest and discount earned ............   $7,412,487
                                              ----------
Expenses
  Investment advisory .....................      473,071
  Administration ..........................      135,163
  Auction agent ...........................      126,000
  Custodian ...............................       42,000
  Reports to shareholders .................       30,000
  Directors ...............................       20,000
  Audit ...................................       16,000
  Transfer agent ..........................       10,000
  Legal ...................................        6,000
  Miscellaneous ...........................       21,507
                                              ----------
    Total expenses ........................      879,741
                                              ----------
Net investment income .....................    6,532,746
                                              ----------
UNREALIZED LOSS ON
  INVESTMENTS (NOTE 3)
  Net change in unrealized appreciation on
    investments ...........................     (988,516)
                                              ----------
NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS ........   $5,544,230
                                              ==========

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS          YEAR ENDED
                                                                                        ENDED           DECEMBER 31,
                                                                                    JUNE 30, 1998           1997
                                                                                    -------------       ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ........................................................    $ 6,532,746          $13,045,382
  Net realized gain on investments .............................................             --                9,392
  Net change in unrealized appreciation on investments .........................       (988,516)           8,222,820
                                                                                    ------------         -----------
  Net increase in net investment assets resulting from operations ..............       5,544,230          21,277,594
                                                                                    ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ............................      (4,812,292)         (9,617,474)
  To common shareholders from net realized gain on investments .................             --              (12,203)
  To preferred shareholders from net investment income .........................      (1,435,791)         (2,948,583)
  To preferred shareholders from net realized gain on investments ..............             --               (3,745)
                                                                                    ------------        ------------
      Total dividends and distributions ........................................      (6,248,083)        (12,582,005)
                                                                                    ------------        ------------
      Total increase (decrease) ................................................        (703,853)          8,695,589
                                                                                    ------------        ------------
NET INVESTMENT ASSETS
Beginning of period ............................................................     271,566,134         262,870,545
                                                                                    ------------        ------------
End of period ..................................................................    $270,862,281        $271,566,134
                                                                                    ============        ============



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                      YEAR ENDED DECEMBER 31,
                                                                      ----------------------------------------------------
                                                       JUNE 30, 1998  1997       1996       1995         1994        1993
                                                       -------------  ----       ----       ----         ----        ----
PER COMMON SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of the period ...........     $  16.53    $ 15.76     $ 16.11  $  13.77     $  16.19     $  14.33
                                                         --------    -------     -------  --------     --------     --------
  Net investment income ............................         0.58       1.16        1.15      1.15         1.14         1.14
  Net realized and unrealized gain (loss)
    on investments .................................        (0.08)      0.73       (0.33)     2.33        (2.49)        1.79
                                                         --------    -------     -------  --------     --------     --------
Net increase (decrease) from investment
    operations .....................................         0.50       1.89        0.82      3.48        (1.35)        2.93
                                                         --------    -------     -------  --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders ...........................        (0.13)     (0.26)      (0.25)    (0.29)       (0.21)       (0.17)
  Common shareholders ..............................        (0.43)     (0.86)      (0.85)    (0.85)       (0.86)       (0.86)
Distributions from net realized gain on
    investments to:
  Preferred shareholders ...........................           --         **       (0.02)       --           --        (0.01)
  Common shareholders ..............................           --        ***       (0.05)       --           --        (0.03)
Distributions in excess of net realized gain
    on investments to:
  Preferred shareholders ...........................           --         --          --        **           **           --
  Common shareholders ..............................           --         --          --       ***          ***           --
                                                         --------    -------     -------  --------     --------      -------
Total dividends and distributions ..................       (0. 56)     (1.12)      (1.17)    (1.14)       (1.07)       (1.07)
                                                         --------    -------     -------  --------     --------      -------
Net asset value, end of period* ....................      $ 16.47    $ 16.53     $ 15.76   $ 16.11      $ 13.77      $ 16.19
                                                         ========    ========    ========  ========     ========     =======
Market value, end of period* .......................      $ 16.06    $ 15.88     $ 15.13   $ 14.63      $ 12.50      $ 15.00
                                                         ========    ========    ========  ========     ========     =======
TOTAL INVESTMENT RETURN+ ...........................         3.92%     10.93%       9.60%    24.19%      (11.35%)      14.89%
                                                         ========    ========    ========  ========     ========     =======
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS: ++
Expenses ...........................................         0.96%+++   0.98%       1.03%     1.05%        1.08%        0.95%
Net investment income before preferred
    stock dividends ................................         7.10%+++   7.26%       7.36%     7.54%        7.80%        7.31%
Preferred stock dividends ..........................         1.56%+++   1.64%       1.70%     1.87%        1.46%        1.15%
Net investment income available to common
    shareholders ...................................         5.54%+++   5.62%       5.66%     5.67%        6.34%        6.16%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
    (in thousands) .................................     $185,509   $179,797    $176,229  $172,037     $164,792     $174,881
Portfolio turnover .................................            0%         2%         10%       12%          50%          14%
Net assets of common shareholders, end of period
  (in thousands) ...................................     $185,362   $186,066    $177,371  $181,380     $155,064     $182,198
Preferred stock outstanding (in thousands) .........     $ 85,500   $ 85,500    $ 85,500  $ 85,500     $ 85,500     $ 85,500
Asset coverage per share of preferred stock,
   end of period # .................................     $ 79,199   $ 79,406    $ 76,863  $ 78,035     $140,681     $156,549


------------
   * Net asset value and market value are published in THE WALLSTREET JOURNAL each Monday.
  ** Actual amount paid to preferred shareholders was $0.0003, $0.00041 and $0.00054 per common share for the fiscal years ended December 31, 1997, 1995 and 1994, respectively.
 *** Actual  amount was $0.0011,  $0.0012 and $0.0025 per common  share  for the fiscal years ended  December 31, 1997,  1995 and 1994, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized
   # A stock split occurred on July 24, 1995 (Note 4).

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YOR KINSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock New York Insured Municipal 2008 POLICIES Term Trust Inc. (the "Trust"), was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal, New York State and New York City income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions incomparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO

For the six months ended June 30, 1998, the Trust, other than for short-term investments, had no purchases or sales.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $24,493,831.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 11,257,093 common shares outstanding at June 30, 1998, the Adviser owned 7,093 shares. As of June 30, 1998, there were 3,420 preferred shares outstanding as follows: Series F28-1,710 and Series F7-1,710.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,710 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series F28--855 shares, Series F7--855 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series F28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 5.00% during the six months ended June 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.07125 per common share payable July 31, 1998 to shareholders of record on July 15, 1998.

   For the period July 1, 1998 to July 31, 1998, dividends declared on Preferred Stock totalled $230,225 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                            DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                              ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders.There have been no changes in the Trust's charter or by-laws.There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect two Directors to serve as follows:


                                                                               CLASS         TERM        EXPIRING
                                                                               -----         -----        -------
         Walter F. Mondale .............................................        II         3 years          2001
         Ralph L.Schlosstein ...........................................        II         3 years          2001

         Directors  whose term of office  continues  beyond this meeting are Andrew  F.Brimmer,  Richard E. Cavanagh,  Kent
         Dixon, Frank J. Fabozzi,Laurence D. Fink,James Grosfeld and James Clayburn La Force, Jr.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

         Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                             VOTES FOR   VOTES AGAINST  ABSTENTIONS
                                                                             --------    -----------    ----------
         Walter F.Mondale ..............................................    8,301,213             0      124,949
         Ralph L.Schlosstein ...........................................    8,317,395             0      108,767
         Ratification of Deloitte & Touche LLP .........................    8,321,885        28,109       76,168


--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New York Insured Municipal 2008 TermTrust's investment objective is to provide current income exempt from regular federal income tax, New York State and New YorkCity income tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of total assets in a portfolio of New York municipal obligations insured a timely payment of principal and interest. The Trust may invest up to 20% in uninsured New York municipal obligations were rateds Aaa by Moody's or AAA by S&P or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax New York State and New YorkCity income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term security this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------



CLOSED-END FUND:                              Investment  vehicle  which  initially  offers a fixed  number of  shares  and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                                     When a fund's  net asset  value is greater  than its stock  price the fund is said to be trading at a discount.

DIVIDEND:                                     Income   generated  by  securities  in  a  portfolio   and   distributed   to
                                              shareholders  after the deduction of expenses.  This Trust  declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:                        Shareholders  may have all  dividends  and  distributions  of  capital  gains automatically reinvested into additional shares of a fund.

MARKET PRICE:                                 Price  per  share  of a  security  trading  in the  secondary  market.  For a closed-end  fund,  this is the price at which one share of the fund trades on the  stock  exchange.  If you were to buy or sell  shares,  you  would pay or receive the market price.

NET ASSET VALUE (NAV):                        Net asset value is the total market value of all  securities and other assets held  by the  Trust,  plus  income  accrued  on its  investments,  minus  any liabilities  including  accrued  expenses,  divided  by the  total  number of outstanding  shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is  calculated  weekly and  published  in
                                              BARRON'S on Saturday  and THE NEW YORK TIMES or THE WALL STREET  JOURNAL each
                                              Monday.

PREMIUM:                                      When a fund's stock price is greater  than its net asset  value,  the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:                           These securities are collateralized by U.S.  Government  securities which are held in escrow and are used to pay  principal  and interest on the tax exempt issue  and  retire  the bond in full at the date  indicated,  typically  at a premium to par.

                                    BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT/TAX
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998, were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                                         THE BLACKROCK NEW YORK INSURED
                                         MUNICIPAL 2008 TERM TRUST INC.
                                       c/o Princeton Administrators, L.P.
                                                 P.O. Box 9095
                                            Princeton, NJ 08543-9095
                                                 (800) 227-7BFM

                                                                   092476-10-5
                                                                   092476-20-4
                                                                   092476-30-3
                                                                   092476-40-2

[RECYCLE LOGO] Printed on recycled paper

THE BLACKROCK
NEW YORK INSURED
MUNICIPAL 2008
TERM TRUST INC.

================================
SEMI-ANNUAL REPORT
JUNE 30, 1998